Exhibit 99.1

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Global Jet Capital, Inc. (the Company)

Deutsche Bank Securities Inc. (Deutsche Bank)

Morgan Stanley & Co. LLC

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

(together, the Specified Parties)

Re: Business Jet Securities, LLC, Secured Notes, Series 2018-1 (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled (“GJC Datatape Asset List as of 20171130 – 1.03.18 v Pool 1 + ONLY Externa....xlsx”) provided by Deutsche Bank, on behalf of the Company, on January 4, 2018 (the “Data File”), containing certain information related to 72 aircraft backed loans (“Loans”) and leases (“Leases”) and their related interests (together, the “Aircraft Receivable Assets”) as of November 30, 2017 (the “Statistical Calculation Date,”) which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts, percentages, and numbers of months were within $1.00, 0.01%, and 0.01 months, respectively.

•	The term “Source Documents” means the following documents provided by the Company:

•	Leasepoint Reports

•	Guaranty

•	Reaffirmation of Personal/Trust Guaranty

•	Lease Agreement

•	Loan Agreement

•	Promissory Note

•	Modification/Amendments to Lease Agreement

•	Modification/Amendments to Loan Agreement

•	Security Deposit Pledge Agreement

•	Asset Classification File – an electronic data file containing information on the ABS classification of loans and leases in the Company’s portfolio. This file labels each account as either a loan, operating lease, or capital lease. The Company instructed KPMG that capital leases were interchangeable with finance leases for this purpose.

•	Appraisal Report – Appraisal reports issued by AC-U-KWIC, Mente, and AAG as of October 31, 2017.

•	HNWI Rating Spreadsheets – electronic data files containing information on the rating for obligors that were considered High Net Worth Individuals by the Company.

•	Obligor Ratings SOP File – an electronic data file containing information on the standard operating procedures the Company uses when assigning ratings to obligors. The file also details the Company’s use of Performance Managed Accounts and their applicable ratings methodology.

•	Public Ratings Files – electronic data files containing information on the ratings that various rating agencies gave to public companies.

•	Moody’s RiskCalc US 4.0 Files – electronic data files containing information on corporate obligors that the Company rated using the Moody’s RiskCalc system.

•	NDY Industries to SIC Mapping File – an electronic data file containing information that maps all relevant SIC industry codes to their applicable Moodys (KMV) industry code and description.

•	Size Categories Sheet – an electronic data file containing information on the class of all applicable aircraft or engine makes and models, categorizing each as either Engine, Light Jet, Midsize, Super Mid / Large, or TP.

•	GJC Master Data for SIC File – an electronic data file containing information on the Company’s contracts and their corresponding SIC industry codes.

•	Engine Program Data File – an electronic data file containing information associated with the engine program for each Aircraft Receivable Asset.

•	Asset Payment Spreadsheet – electronic data files containing information on the loan principal payments, loan interest payments, finance lease principal payments and finance lease interest payments.

We performed the following procedures:

A.	The Company provided an initial list of 12 Aircraft Receivable Assets (the “Initial Selected Assets”) from the Data File. The Company instructed us to randomly select an additional 8 Aircraft Receivable Assets from the Data File (“Additional Selected Assets,” and together with the “Initial Selected Assets”, the “Selected Assets). The 20 Selected Assets are listed in Exhibit A.

B.	For each of the Selected Assets, we compared the attributes listed below contained in the Data File to the corresponding information contained in or derived from a copy of the applicable Source Document. The Specified Parties indicated that the absence of any of the specified Source Documents or the inability to agree the indicated information from the Data File to the Source Document for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Source Documents are listed in order of priority until such attribute was agreed.

Attribute	Source Document / Instructions
LP Schedule	Leasepoint Reports

Guarantor / Obligor	Leases: Guaranty, Reaffirmation of Personal/Trust Guaranty, Lease Agreement, Promissory Note Loans: Guaranty, Reaffirmation of Personal/Trust Guaranty, Loan Agreement, Promissory Note

Originator	As instructed by the Company, using the date from the applicable Source Document noted below, we compared the Originator in the Data File to the Originator in the table below:

	Condition	Originator
	If there was a Modification/Amendment to Lease Agreement or Modification/Amendment to Loan Agreement dated after December 4, 2015	GJC Extended

	If there was a Lease Agreement, Loan Agreement, or Promissory Note dated after December 4, 2015	GJC Origination

	If the Lease Agreement, Loan Agreement, Promissory Note, Modification/Amendments to Lease Agreement, or Modification/Amendments to Loan Agreement are dated before December 4, 2015	GE Origination

ABS Classification	Asset Classification File

Fixed / Float	Leases: Lease Agreement, Promissory Note, Amendments/Modifications to Lease Agreement Loans: Loan Agreement, Promissory Note, Amendments/Modifications to Loan Agreement

Float Index	Leases: Lease Agreement, Promissory Note, Amendments/Modifications to Lease Agreement Loans: Loan Agreement, Promissory Note, Amendments/Modifications to Loan Agreement

Registration Location	Leasepoint Reports

Aircraft Location	Leasepoint Reports

Contract Currency	Leasepoint Reports

Contract Freq	Leasepoint Reports

Attribute	Source Document / Instructions

Contract Start Date	Leases: Lease Agreement, Promissory Note, Amendments/Modifications to Lease Agreement Loans: Loan Agreement, Promissory Note, Amendments/Modifications to Loan Agreement

Term	Leases: Lease Agreement, Promissory Note , Amendments/Modifications to Lease Agreement Loans: Loan Agreement, Promissory Note, Amendments/Modifications to Loan Agreement

Remaining Term at 11/30	As instructed by the Company, recomputed as the number of months between (i) the Statistical Calculation Date, and (ii) Contract End Date

Contract End Date	Leasepoint Reports

Security Deposit (USD)	Security Deposit Pledge Agreement, Lease Agreement or Loan Agreement, Promissory Note

Q4 2017 LMM (as of Oct 31, 2017)	As instructed by the Company, recomputed by taking lesser of the mean or median of the (i) Q4 2017 AC-U-KWIK (as of Oct 31, 2017), (ii) Q4 2017 Mente (as of Oct 31, 2017),and (iii) Q4 2017 AAG (as of Oct 31, 2017)

Q4 2017 AC-U-KWIK (as of Oct 31, 2017)	Appraisal Report

Q4 2017 Mente (as of Oct 31, 2017)	Appraisal Report

Q4 2017 AAG (as of Oct 31, 2017)	Appraisal Report

End of Lease Projected FMV – per AAG	Appraisal Reports

Moodys (KMV) Industry Code	NDY Industries to SIC Mapping File using GJC Master Data for SIC File

Moodys (KMV) Industry Name	NDY Industries to SIC Mapping File using GJC Master Data for SIC File

GJC Rating	As instructed by the Company, the LP Schedule #’s GJ0105AOL1, GJ0237ALN1, GJ0053ALN1, GJ0096AOL1, and GJ0054ALN1 are to be rated B(PM). All the other Selected Assets are based on the HNWI Rating Spreadsheets, Obligor Ratings SOP File, Public Ratings Files, and Moody’s RiskCalc US 4.0 Files.

Attribute	Source Document / Instructions
Rating Source	As instructed by the Company, the Rating Source for LP Schedule #’s GJ0105AOL1, GJ0237ALN1, GJ0053ALN1, GJ0096AOL1 and GJ0054ALN1 are to be identified as “Performance Managed Account”. All the other Selected Assets are based on the HNWI Rating Spreadsheets, Obligor Ratings SOP File, Public Ratings Files, and Moody’s RiskCalc US 4.0 Files.

Vintage	Leasepoint Reports

Make	Leasepoint Reports

Model	Leasepoint Reports

Serial Number	Leasepoint Reports

Age (Formula off Vintage)	As instructed by the Company, recomputed by taking the difference in years between January 1 of the asset’s Vintage year and the Statistical Calculation Date.

Engine Program	Engine Program Data File

Class	As instructed by the Company, derived from the Make and Model of each Selected Asset as identified on the Data File and Size Categories Sheet

Securitization Value in USD (as of 11/30/17)

As instructed by Deutsche Bank, on behalf of the Company, recomputed as:

(1)   for the Selected Assets identified as Finance Lease, the sum of the finance lease principal payments

(2)   for the Selected Assets identified as Loan, the sum of the loan principal payments

(3)   for the Selected Assets identified as Operating Lease, equal to the appraisal value identified by the attribute Q4 2017 LMM (as of Oct 31, 2017)

The information regarding the Selected Assets in the Data File was found to be in agreement with the respective information contained in the Source Documents, except as noted in Exhibit B.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Source Documents, and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Aircraft Receivable Assets, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data File and Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Aircraft Receivable Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Aircraft Receivable Assets being securitized, (iii) the compliance of the originator of the Aircraft Receivable Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Aircraft Receivable Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia

January 29, 2018

Exhibit A

Selected Asset Number	LP Schedule
1	GJ0060AFL1*
2	GJ0289ALN1*
3	GJ0307ALN1*
4	GJ0337ALN1*
5	GJ0351ALN1*
6	GJ0105AOL1*
7	GJ0254AOL1*
8	GJ0342AOL1*
9	GJ0131AOL1*
10	GJ0290AOL1*
11	GJ0291AOL1*
12	GJ0295AOL1*
13	GJ0237ALN1**
14	GJ0053ALN1**
15	GJ0096AOL1**
16	GJ0303AOL1**
17	GJ0256AOL1**
18	GJ0129AOL1**
19	GJ0054ALN1**
20	GJ0221AOL1**

*	Initial Selected Asset
**	Additional Selected Asset

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Exhibit B

Selected Asset Number	LP Schedule	Attribute	Per Data File	Per Source Document
6	GJ0105AOL1	Guarantor / Obligor	[REDACTED]	[REDACTED]

17	GJ0256AOL1	Guarantor / Obligor	[REDACTED]	[REDACTED]

17	GJ0256AOL1	Contract Start Date	3/29/2017	3/29/2012

18	GJ0129AOL1	Guarantor / Obligor	[REDACTED]	[REDACTED]

18	GJ0129AOL1	Contract Start Date	2/25/2010	2/18/2010

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